SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of Earliest Event Reported): May 31, 1999

                         CROMPTON & KNOWLES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



        Massachusetts                   1-4663                 04-1218720
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)


          One Station Place, Metro Center, Stamford, Connecticut 06902
          ------------------------------------------------------------
               (Address of principal executive offices) (zip code)


                                 (203) 353-5400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

This Form 8-K/A amends the Form 8-K filing made on June 2, 1999

ITEM 5.  OTHER EVENTS

         As previously disclosed, Crompton & Knowles Corporation, a Massachusetts corporation ("Crompton"), Park Merger Co., a Delaware corporation and wholly owned subsidiary of Crompton ("Newco"), and Witco Corporation, a Delaware corporation ("Witco"), have entered into an Agreement and Plan of Reorganization, dated as of May 31, 1999 (the "Merger Agreement"). In connection with the Merger Agreement, Crompton and Witco have also entered into cross stock option agreements, each dated May 31, 1999. Pursuant to the Witco stock option agreement, Witco granted to Crompton an irrevocable option to purchase, under certain circumstances, up to 11,471,159 shares of Witco Common Stock at a price, subject to certain adjustments, of $17.50 per share. Pursuant to the Crompton stock option agreement, Crompton granted to Witco an irrevocable option to purchase, under certain circumstances, up to 13,025,917 shares of Crompton Common Stock at a price, subject to certain adjustments, of $18.375 per share.

         A copy of the Merger Agreement is attached as Exhibit 99.3 hereto, and is hereby incorporated herein by reference.

         A copy of the Crompton stock option agreement and the Witco stock option agreement are attached as Exhibit 99.4 and Exhibit 99.5 hereto, respectively, and are hereby incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired.

               -  Not Applicable

(b)      Pro forma financial information.

               -  Not Applicable

(c)      Exhibits.

         99.3 Agreement and Plan of Reorganization dated as of May 31, 1999, by and among Crompton & Knowles Corporation, Park Merger Co. and Witco Corporation.

         99.4 Stock Option Agreement dated May 31 1999, between Crompton & Knowles Corporation, as issuer, and Witco Corporation, as grantee.

         99.5 Stock Option Agreement dated May 31, 1999, between Witco Corporation, as issuer, and Crompton & Knowles Corporation, as grantee.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                             CROMPTON & KNOWLES CORPORATION


                                             By:    /s/ John T. Ferguson II
                                                    -----------------------
                                             Name:  John T. Ferguson II
                                             Title: Secretary

Date:  June 8, 1999

EXHIBIT INDEX

99.3 Agreement and Plan of Reorganization dated as of May 31, 1999, by and among Crompton & Knowles Corporation, Park Merger Co. and Witco Corporation.

99.4 Stock Option Agreement dated May 31, 1999, between Crompton & Knowles Corporation, as issuer, and Witco Corporation, as grantee.

99.5 Stock Option Agreement dated May 31, 1999, between Witco Corporation, as issuer, and Crompton & Knowles Corporation, as grantee.